UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2021

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
Delaware	333-20266-01	20-1453863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street

Suite 1100

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

0.75% Exchangeable Senior Notes due 2027

On March 22, 2021,  Kite Realty Group, L.P. (the “Issuer”), the operating partnership through which Kite Realty Group Trust (the “Company”) conducts all of its activities and holds substantially all of its assets and liabilities, issued $175,000,000 aggregate principal amount of its 0.75% Exchangeable Senior Notes due 2027 (the “Notes”). The Issuer also granted the initial purchasers of the Notes an option to purchase up to an additional $25,000,000 aggregate principal amount of Notes. The Notes were issued pursuant to, and are governed by, an Indenture, dated as of March 22, 2021 (the “Indenture”), among the Issuer, the Company and U.S. Bank National Association, as trustee. The Notes were sold in the United States only to accredited investors pursuant to an exemption from the Securities Act, and subsequently resold to qualified institutional buyers pursuant to Rule 144A.

The Notes will be the Issuer’s senior unsecured obligations and will rank equally in right of payment with all of the Issuer’s other senior unsecured indebtedness and be effectively subordinated in right of payment to all of the Issuer’s secured indebtedness (to the extent of the collateral securing such indebtedness) and to all liabilities and preferred equity of the Issuer’s subsidiaries.

The Notes will accrue interest payable semi-annually in arrears on April 1 and October 1 of each year, beginning on October 1, 2021, at a rate of 0.75% per year. The notes will mature on April 1, 2027 (the “Maturity Date”), unless earlier exchanged, repurchased or redeemed. Prior to January 1, 2027, the Notes will be exchangeable into cash up to the principal amount of the Notes exchanged and, if applicable, cash or common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”) or a combination thereof, only upon certain circumstances and during certain periods. On or after January 1, 2027, the Notes will be exchangeable into cash up to the principal amount of the Notes exchanged and, if applicable, cash or Common Shares or a combination thereof at the option of the holders at any time prior to the close of business on the second scheduled trading day preceding the Maturity Date. The exchange rate will initially equal 39.6628 Common Shares per $1,000 principal amount of Notes (equivalent to an exchange price of approximately $25.21 per Common Share and an exchange premium of approximately 25% based on the closing price of $20.17 per Common Share on March 17, 2021). The exchange rate will be subject to adjustment upon the occurrence of certain events, but will not be adjusted for any accrued and unpaid interest.

The Issuer may redeem the Notes, at its option, in whole or in part, on any business day on or after April 5, 2025, if the last reported sale price of the Common Shares has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Issuer provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If the Issuer or the Company undergoes a fundamental change (as defined in the Indenture), holders of the Notes may require the Issuer to purchase the Notes in whole or in part for cash at a price equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change purchase date.

If an event of default (as defined in the Indenture) occurs and is continuing, the Trustee by notice to the Issuer, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Issuer and the Trustee, may declare 100% of the principal of and accrued and unpaid interest on all the Notes to be due and payable. In the case of an event of default arising out of certain bankruptcy or insolvency events (as set forth in the Indenture), 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

The Issuer estimates that the net proceeds from this offering, after deducting the initial purchasers’ discount and estimated offering costs and expenses payable by the Issuer and the Company, will be approximately $169.7 million.

The foregoing description is qualified in its entirety by the full text of the Indenture, a copy of which is attached hereto as Exhibit 4.1. The terms of the Indenture, including the form of the Notes attached hereto as Exhibit 4.2, are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, on March 22, 2021, the Issuer and the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers of the Notes.

Pursuant to the Registration Rights Agreement, the Company has agreed that it will:

•	if the Company is a “well-known seasoned issuer,” or WKSI, on the 90th day after the original issuance of the Notes, file a shelf registration statement (which shall be an automatic shelf registration statement if the Company is then a WKSI) or a resale prospectus supplement to an effective shelf registration statement with the Securities and Exchange Commission (the “SEC”) on or about the first business day following such 90th day, covering resales of the Common Shares, if any, issuable upon exchange of the Notes;

•	if the Company is not a WKSI on such 90th day, use commercially reasonable efforts to cause the shelf registration statement or resale prospectus supplement to become effective within 180 days after the first date of original issuance of the Notes; and

•	use its commercially reasonable efforts to keep the shelf registration statement or resale prospectus effective until the earlier of (i) the 30th trading day immediately following the maturity date of the Notes (subject to extension in certain circumstances); and (ii) the date on which there are no longer any Notes or “restricted” shares (within the meaning of Rule 144 under the Securities Act) of Common Shares issued upon exchange of Notes outstanding.

If the Issuer does not fulfill certain of its obligations under the Registration Rights Agreement with respect to the Notes, the Issuer will be required to pay additional interest to holders of the Notes. If a holder of the Notes exchanges some or all of its Notes for Common Shares, such holder will not be entitled to additional interest with respect to the Common Shares. However, if a holder of the Notes exchanges its Notes when there exists a registration default with respect to the Common Shares, the Issuer will increase the applicable exchange rate by 3% instead of paying any additional interest on such Common Shares.

The foregoing description is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1. The terms of the Registration Rights Agreement are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture and the issuance of the Notes by the Issuer is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Notes were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Notes were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Initially, a maximum of 9,915,700 Common Shares may be issued upon exchange of the Notes, based on the initial maximum exchange rate of 49.5785 Common Shares per $1,000 principal amount of Notes, which is subject to customary adjustments.

Item 8.01	Other Events.

Capped Call Transactions

On March 17, 2021, in connection with the pricing of the Notes, the Issuer entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with certain of the initial purchasers or their respective affiliates (the “Capped Call Counterparties”). The Capped Call Transactions initially cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of Common Shares underlying the Notes. The Capped Call Transactions are expected generally to reduce the potential dilution to holders of Common Shares upon exchange of the Notes and/or offset the potential cash payments that the Issuer could be required to make in excess of the principal amount of any exchanged Notes upon exchange thereof, with such reduction and/or offset subject to a cap.

The cap price of the Capped Call Transactions was initially approximately $30.26, which represents a premium of approximately 50% over the last reported sale price of Common Shares on the New York Stock Exchange on March 17, 2021, and is subject to anti-dilution adjustments under the terms of the Capped Call Transactions.

The Capped Call Transactions are separate transactions entered into by the Issuer with the Capped Call Counterparties, are not part of the terms of the Notes and will not change any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the Capped Call Transactions.

The Issuer used approximately $9.8 million of the net proceeds from the offering of the Notes to pay the cost of the Capped Call Transactions.

The foregoing description is qualified in its entirety by the full text of form of confirmation for the Capped Call Transactions, a copy of which is attached hereto as Exhibit 99.2. The terms of the form of confirmation for the Capped Call Transactions are incorporated herein by reference.

Press Release

Also on March 22, 2021, the Company and the Issuer issued a press release pursuant to Rule 135c under the Securities Act in connection with the issuance of the Notes. A copy of the press release is attached hereto as Exhibit 99.2.

Forward-Looking Statements

This Current Report on Form 8-K, together with other statements and information publicly disseminated by the Company and the Issuer, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the expected effect of the Capped Call Transactions. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ significantly from the Company and the Issuer’s forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus (“COVID-19”), including possible resurgences and mutations, on the financial condition, results of operations, cash flows and performance of the Company, the Issuer and their tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused and may continue to cause many tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their rent obligations, and therefore has and will continue to impact the Company and the Issuer significantly for the foreseeable future. COVID-19 has impacted the Company and the Issuer significantly, and the extent to which it will continue to impact the Company, the Issuer, and their tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the speed and effectiveness of vaccine and treatment developments and distribution pipeline, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company and the Issuer’s ability to refinance, or extend the maturity dates of, our indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent or request rent concessions and the risk of tenant insolvency or bankruptcies; the competitive environment in which the Company and the Issuer operate, including potential oversupplies and reduction in demand for rental space; acquisition, disposition, development and joint venture risks; property ownership and management risks, including the relative illiquidity of real estate investments, periodic costs to repair, renovate and re-lease spaces, operating costs and expenses, vacancies or the inability to rent space on favorable terms or at all; the Company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Issuer owns; the attractiveness of the Company and the Issuer’s properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; risks related to the geographical concentration of the Company and the Issuer’s properties in Florida, Indiana, Texas, North Carolina, and Nevada; civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires, including such events or conditions that may result in underinsured or uninsured losses or other increased costs and expenses; changes in laws and government regulations including governmental orders affecting the use of the Company and the Issuer’s properties or the ability of their tenants to operate, and the costs of complying with such changed laws and government regulations; possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in the Company and the Issuer’s Annual Report on Form 10-K and, in other reports they file from time to time with the SEC or in other documents that they publicly disseminate.

The Company and the Issuer undertake no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of March 22, 2021, among Kite Realty Group, L.P., as issuer, Kite Realty Group Trust, as REIT, and U.S. Bank National Association, as trustee

4.2	Form of Global Note representing the Notes (included in Exhibit 4.1)

10.1	Registration Rights Agreement, dated as of March 22, 2021, by and among Kite Realty Group Trust, Kite Realty Group, L.P. and the initial purchasers party thereto

99.1	Form of Capped Call Transaction Confirmation

99.2	Press release, dated March 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: March 22, 2021	By:	/s/ Heath R. Fear
Heath R. Fear
Executive Vice President and Chief Financial Officer

KITE REALTY GROUP, L.P.

By: Kite Realty Group Trust, its sole general partner

Date: March 22, 2021	By:	/s/ Heath R. Fear
Heath R. Fear
Executive Vice President and Chief Financial Officer